UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna — 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	June 30, 2013

Item 1. Schedule of Investments

PIMCO High Income Fund Schedule of Investments

June 30, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES - 25.9%
Airlines - 1.6%
	American Airlines Pass-Through Trust,
$4,789	10.18%, 1/2/13 (d)	$9,649,285
817	10.375%, 1/2/21	866,466
8,820	United Air Lines Pass-Through Trust, 10.40%, 5/1/18	10,143,161
		20,658,912
Banking - 13.5%
	Ally Financial, Inc.,
362	5.90%, 1/15/19 - 2/15/19	361,528
2,960	6.00%, 2/15/19 - 9/15/19	2,932,923
652	6.10%, 9/15/19	643,697
241	6.125%, 10/15/19	235,357
1,620	6.15%, 3/15/16	1,602,208
2,478	6.20%, 3/15/16 - 4/15/19	2,455,510
1,263	6.25%, 2/15/16 - 7/15/19	1,259,347
2,680	6.30%, 3/15/16	2,650,590
1,409	6.35%, 2/15/16 - 7/15/19	1,398,490
3,252	6.40%, 3/15/16 - 11/15/19	3,221,550
7,373	6.50%, 2/15/16 - 2/15/20	7,314,847
1,272	6.55%, 10/15/16 - 12/15/19	1,271,312
2,128	6.60%, 8/15/16 - 6/15/19	2,123,117
3,055	6.65%, 4/15/16 - 10/15/18	3,018,210
1,126	6.70%, 5/15/14 - 12/15/19	1,112,706
8,316	6.75%, 7/15/16 - 6/15/19	8,256,267
913	6.80%, 9/15/16 - 10/15/18	902,463
4,033	6.85%, 4/15/16 - 7/15/16	4,044,190
848	6.875%, 8/15/16 - 7/15/18	845,990
243	6.90%, 6/15/17 - 8/15/18	240,199
30	6.95%, 6/15/17	30,021
7,233	7.00%, 5/15/16 - 6/15/22	7,212,821
515	7.05%, 3/15/18 - 4/15/18	514,344
253	7.125%, 10/15/17	253,024
1,632	7.15%, 6/15/16 - 9/15/18	1,628,503
43	7.20%, 10/15/17	42,625
4,393	7.25%, 6/15/16 - 9/15/18	4,407,332
80	7.30%, 1/15/18	79,961
257	7.35%, 1/15/17 - 4/15/18	257,466
366	7.375%, 11/15/16 - 4/15/18	366,011
4,618	7.50%, 5/15/16 - 12/15/17	4,605,125
1,324	7.55%, 5/15/16	1,333,700
276	8.00%, 10/15/17 - 11/15/17	276,348
20	8.125%, 11/15/17	20,002
25	8.25%, 3/15/17	25,062
35	8.65%, 8/15/15	35,080
121	9.00%, 7/15/20	121,251
2,300	BBVA U.S. Senior s.A.u., 4.664%, 10/9/15	2,370,240
2,300	CIT Group, Inc., 4.75%, 2/15/15 (a)(c)	2,343,125
1,700	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(c)(f)	2,193,818
18,040	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(c)	18,188,415
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20	2,471,643
£900	7.588%, 5/12/20	1,381,311
3,400	7.869%, 8/25/20	5,274,653
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,046,746
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	465,767
5,500	9.125%, 7/15/20	9,009,177
850	11.25%, 9/14/23	1,441,480
$47,500	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(c)(f)	63,861,660
		178,147,212
Chemicals - 0.6%
	Perstorp Holding AB,
6,000	8.75%, 5/15/17 (a)(c)	6,030,000
€2,000	9.00%, 5/15/17	2,642,348
		8,672,348
Diversified Financial Services - 4.5%
$27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	20,831,600

PIMCO High Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$18,000	International Lease Finance Corp., 6.98%, 10/15/17 (e)(j)	$18,177,793
	Springleaf Finance Corp.,
10,000	5.40%, 12/1/15	10,025,000
1,500	5.75%, 9/15/16	1,470,000
9,100	6.90%, 12/15/17	8,974,875
		59,479,268
Electric Utilities - 0.1%
23,990	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	597,521
420	GenOn REMA LLC, 9.237%, 7/2/17	431,638
		1,029,159
Household Products/Wares - 0.2%
2,800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	2,905,000

Insurance - 3.1%
5,693	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	6,973,925
€23,300	Cloverie PLC for Zurich Insurance Co., Ltd., 12.00%, 7/15/14 (f)	33,816,202
		40,790,127
Miscellaneous Manufacturing - 0.3%
$4,000	Bombardier, Inc., 4.25%, 1/15/16 (a)(c)	4,110,000

Oil & Gas - 0.1%
1,000	Cie Generale de Geophysique - Veritas, 7.75%, 5/15/17	1,020,000

Real Estate - 0.6%
5,026	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(h) (acquisition cost - $4,040,587; purchased 9/25/12)	3,715,913
4,781	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(b)(c)(h) (acquisition cost - $4,033,135; purchased 9/19/12)	3,906,858
		7,622,771
Telecommunications - 1.3%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,141,635
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,267,943
		17,409,578
Total Corporate Bonds & Notes (cost-$299,509,410)		341,844,375

MORTGAGE-BACKED SECURITIES - 20.6%
	Alternative Loan Trust, CMO,
1,315	0.443%, 12/25/35 (j)	1,359,591
5,179	6.00%, 3/25/36	4,090,296
13,738	6.50%, 11/25/37	11,517,750
1,671	American Home Mortgage Assets Trust, 6.25%, 6/25/37 CMO	1,099,814
	Banc of America Alternative Loan Trust, CMO,
7,967	6.00%, 3/25/36	5,688,517
142	6.00%, 6/25/46 (j)	116,800
1,263	Banc of America Funding Trust, 6.00%, 7/25/37 CMO	974,088
	Banc of America Mortgage Trust, CMO,
56	2.929%, 2/25/36 (j)	46,731
4,700	5.50%, 11/25/35	4,562,614
1,453	6.00%, 3/25/37	1,331,672
	BCAP LLC Trust, CMO (a)(c),
4,700	5.34%, 3/26/37 (j)	1,433,531
1,548	14.015%, 6/26/36 (j)	338,304
2,021	17.00%, 7/26/36 (b)(h) (acquisition cost - $2,104,595; purchased 5/16/13)	2,102,465
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
755	2.878%, 5/25/47	607,758
11,805	2.913%, 8/25/35	9,716,139
418	5.274%, 11/25/34	402,855
863	Bear Stearns ALT-A Trust, 3.078%, 11/25/34 CMO (j)	737,052
	Chase Mortgage Finance Trust, CMO,
53	2.884%, 12/25/35 (j)	47,583
20	5.50%, 5/25/36	18,877
294	5.741%, 9/25/36 (j)	270,671
	Citigroup Mortgage Loan Trust, Inc., CMO,
197	2.833%, 7/25/46 (j)	151,665
362	2.851%, 7/25/37 (j)	295,209
1,372	3.027%, 9/25/37 (j)	1,095,232
2,780	5.583%, 8/25/37 (j)	2,181,517
3,487	5.606%, 3/25/37 (j)	3,150,366
5,241	6.50%, 9/25/36 (a)(b)(c)(h) (acquisition cost - $3,803,529; purchased 4/24/13)	3,650,244
	CitiMortgage Alternative Loan Trust, CMO,
6,038	6.00%, 1/25/37	5,155,086

PIMCO High Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$323	6.00%, 6/25/37	$271,054
	Countrywide Alternative Loan Trust, CMO,
628	2.905%, 2/25/37 (j)	525,315
2,364	4.06%, 7/25/46 (j)	2,086,638
1,193	5.208%, 7/25/21 (j)	1,131,958
601	5.50%, 3/25/36	460,443
1,568	6.00%, 2/25/35	1,568,636
463	6.00%, 11/25/36	365,490
4,739	6.00%, 1/25/37	3,783,036
19,681	6.00%, 2/25/37	14,661,980
9,229	6.00%, 3/25/37	7,338,222
3,732	6.00%, 2/25/47	2,940,380
6,356	6.25%, 12/25/36 (j)	5,041,973
547	6.25%, 8/25/37	435,204
1,740	6.50%, 6/25/36	1,338,644
10,481	6.50%, 9/25/37	8,101,265
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,087	2.763%, 9/20/36 (j)	715,425
122	3.08%, 9/25/47 (j)	99,185
2,830	5.50%, 10/25/35	2,758,706
3,850	5.75%, 3/25/37	3,552,498
3,070	5.75%, 6/25/37	2,793,632
1,130	6.00%, 5/25/36	1,027,262
723	6.00%, 4/25/37	654,039
10,889	6.00%, 5/25/37	9,487,400
2,923	6.25%, 9/25/36	2,463,808
4,257	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36 CMO	3,257,770
2,419	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.00%, 2/25/37 CMO	2,148,037
2,880	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36 CMO	2,379,361
168	First Horizon Mortgage Pass-Through Trust, 2.598%, 5/25/37 CMO (j)	133,512
	GSR Mortgage Loan Trust, CMO,
930	5.50%, 5/25/36	848,473
1,058	6.00%, 7/25/37	979,901
	Harborview Mortgage Loan Trust, CMO (j),
925	2.797%, 8/19/36	682,663
100	5.162%, 8/19/36	81,408
4,557	IndyMac Index Mortgage Loan Trust, 4.722%, 5/25/37 CMO (j)	3,135,190
	JPMorgan Alternative Loan Trust, CMO,
14,695	5.563%, 3/25/37 (j)	10,646,532
4,038	6.00%, 12/25/35	3,541,970
	JPMorgan Mortgage Trust, CMO,
660	5.139%, 1/25/37 (j)	545,830
747	5.75%, 1/25/36	680,941
446	Merrill Lynch Alternative Note Asset Trust, 2.854%, 6/25/37 CMO (j)	286,100
251	Merrill Lynch Mortgage-Backed Securities Trust, 4.983%, 4/25/37 CMO (j)	202,704
9,800	RBSSP Resecuritization Trust, 9.445%, 6/26/37 CMO (a)(b)(c)(h)(j) (acquisition cost - $5,880,000; purchased 5/20/13)	5,985,534
	Residential Accredit Loans, Inc., CMO,
8,442	6.00%, 12/25/36	6,399,582
2,972	6.50%, 7/25/37	2,302,025
	Residential Asset Securitization Trust, CMO,
1,717	6.00%, 9/25/36	1,162,609
5,309	6.00%, 5/25/37	4,857,605
1,085	6.25%, 10/25/36	799,263
7,762	6.25%, 9/25/37	5,529,575
1,238	6.50%, 8/25/36	894,882
4,469	Residential Funding Mortgage Securities I, 6.25%, 8/25/36 CMO	4,095,376
	Sequoia Mortgage Trust, CMO (j),
135	2.549%, 1/20/47	110,492
1,625	5.251%, 7/20/37	1,398,792
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
374	5.141%, 1/25/36	291,020
1,474	5.163%, 4/25/47	1,118,230
9,734	5.379%, 7/25/36	6,859,729
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,313	5.413%, 4/25/37	1,887,017
1,725	5.811%, 2/25/37	1,423,060
26,629	WaMu Commercial Mortgage Securities Trust, 5.97%, 3/23/45 CMO (a)(b)(c)(h)(j) (acquisition cost - $27,577,695; purchased 6/18/13)	27,555,665
	WaMu Mortgage Pass-Through Certificates, CMO (j),
234	2.088%, 1/25/37	184,857
207	2.144%, 4/25/37	161,167
1,898	2.379%, 11/25/36	1,564,180
153	2.386%, 12/25/36	127,773
427	2.443%, 2/25/37	329,939
957	2.553%, 2/25/37	792,880
203	2.563%, 3/25/37	186,968
381	4.48%, 5/25/37	307,644
501	4.853%, 2/25/37	414,008
3,686	6.099%, 10/25/36	3,034,576
6,446	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.50%, 3/25/36 CMO	3,806,662

PIMCO High Income Fund Schedule of Investments

June 30, 2013 (unaudited)

$9,497	Washington Mutual Mortgage Pass-Through Certificates, 6.00%, 6/25/37 CMO	$7,833,646
16,488	Wells Fargo Alternative Loan Trust, 6.25%, 7/25/37 CMO	14,572,278
206	Wells Fargo Mortgage-Backed Securities Trust, 3.01%, 9/25/36 CMO (j)	184,853
Total Mortgage-Backed Securities (cost-$258,141,695)		271,466,899

SOVEREIGN DEBT OBLIGATIONS - 9.2%
Brazil - 9.1%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL171,000	10.00%, 1/1/21	73,226,804
112,000	10.00%, 1/1/23	47,565,286
		120,792,090
Spain - 0.1%
€900	Autonomous Community of Catalonia, 4.75%, 6/4/18	1,115,839
Total Sovereign Debt Obligations (cost-$127,720,956)		121,907,929

U.S. GOVERNMENT AGENCY SECURITIES - 6.8%
	Fannie Mae, CMO, IO (b),
$15,007	3.50%, 9/25/27 - 1/25/43	2,252,212
11,664	3.50%, 2/25/43 (e)	2,160,474
6,934	4.00%, 11/25/42	1,230,589
8,630	4.50%, 2/25/43	1,801,280
11,590	6.007%, 10/25/42 (j)	2,550,857
6,320	6.407%, 4/25/41 (j)	1,483,243
31,189	6.437%, 10/25/39 (j)	6,893,550
15,356	6.457%, 1/25/42 - 3/25/42 (j)	3,671,746
10,257	Farm Credit Bank of Texas, 7.561%, 12/15/13 (f)	10,282,642
	Freddie Mac, CMO, IO (b),
140,946	2.50%, 10/15/27 - 7/15/42	16,402,904
102,548	3.00%, 12/15/42	19,172,783
31,082	3.50%, 12/15/26 - 12/15/42	5,464,433
6,383	4.00%, 8/15/42	1,249,734
7,811	6.008%, 9/15/41 (j)	1,617,679
	Ginnie Mae, CMO, IO (b),
17,774	3.50%, 1/20/42 - 3/20/43	3,394,912
31,589	4.00%, 9/20/42	6,081,973
9,505	4.50%, 4/16/42 - 7/20/42	2,002,891
8,134	6.458%, 1/20/41 (j)	1,516,578
Total U.S. Government Agency Securities (cost-$87,763,863)		89,230,480

ASSET-BACKED SECURITIES - 5.6%
	Countrywide Asset-Backed Certificates,
12,000	5.585%, 10/25/46 (j)	10,563,192
3,000	5.595%, 8/25/35	2,484,780
13,700	5.668%, 7/25/36	9,791,280
31,900	Greenpoint Manufactured Housing, 8.45%, 6/20/31 (j)	30,640,382
607	GSAA Home Equity Trust, 0.493%, 3/25/37 (j)	358,705
5,215	GSAA Trust, 5.80%, 3/25/37	2,947,376
15,589	IndyMac Residential Asset-Backed Trust, 0.353%, 7/25/37 (j)	9,597,434
5,645	JPMorgan Mortgage Acquisition Trust, 5.209%, 1/25/37	4,597,165
	Morgan Stanley Mortgage Loan Trust (j),
1,063	5.75%, 11/25/36	551,572
2,330	6.25%, 7/25/47	1,779,679
417	Washington Mutual Asset-Backed Certificates, 0.343%, 5/25/36 (j)	220,389
Total Asset-Backed Securities (cost-$71,103,396)		73,531,954

Shares
PREFERRED STOCK (f)- 3.9%
Banking - 3.0%
	CoBank ACB,
10,000	6.25%, 10/1/22 (a)(b)(c)(h)(i) (acquisition cost - $1,061,250; purchased 4/15/13)	1,032,188
758,600	11.00%, 7/1/13, Ser. C (a)(c)(i)	37,977,412
		39,009,600
Diversified Financial Services - 0.9%
10,000	Farm Credit Bank of Texas, 10.00%, 12/15/20, Ser. 1	12,053,125
Total Preferred Stock (cost-$54,042,850)		51,062,725

PIMCO High Income Fund Schedule of Investments

June 30, 2013 (unaudited)

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 28.0%
Repurchase Agreements - 24.7%
$14,200	Barclays Capital, Inc., dated 6/28/13, 0.10% - 0.18%, due 7/1/13, proceeds $14,200,173; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 7/15/21, valued at $8,398,754 and U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $6,133,032 including accrued interest	$14,200,000
15,000	BNP Paribas Securities Corp., dated 6/28/13, 0.16% - 0.20%, due 7/1/13, proceeds $15,000,233; collateralized by Fannie Mae, 3.50%, due 5/1/43, valued at $10,365,435 and U.S. Treasury Inflation Protected Securities, 3.375%, due 4/15/32, valued at $5,158,831 including accrued interest	15,000,000
76,700	Credit Suisse Securities (USA) LLC, dated 6/28/13, 0.17%, due 7/1/13, proceeds $76,701,087; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $77,677,753 including accrued interest	76,700,000
100,000	JPMorgan Chase & Co., dated 6/28/13, 0.20%, due 7/1/13, proceeds $100,001,667; collateralized by U.S. Treasury Notes, 4.50%, due 5/15/17, valued at $101,993,706 including accrued interest	100,000,000
8,200	JPMorgan Securities, Inc., dated 6/28/13, 0.20%, due 7/1/13, proceeds $8,200,137; collateralized by U.S. Treasury Notes, 3.625%, due 8/15/19, valued at $8,395,060 including accrued interest	8,200,000
11,100	Morgan Stanley & Co., Inc., dated 6/28/13, 0.20%, due 7/1/13, proceeds $11,100,185; collateralized by U.S. Treasury Bonds, 2.75%, due 11/15/42, valued at $11,499,910 including accrued interest	11,100,000
100,000	RBC Capital Markets LLC, dated 6/28/13, 0.17%, due 7/1/13, proceeds $100,001,417; collateralized by U.S. Treasury Notes, 0.25% - 0.75%, due 3/31/15 - 3/31/18, valued at $102,164,717 including accrued interest	100,000,000
1,319	State Street Bank and Trust Co., dated 6/28/13, 0.01%, due 7/1/13, proceeds $1,319,001; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $1,347,450 including accrued interest	1,319,000
Total Repurchase Agreements (cost-$326,519,000)		326,519,000

U.S. Treasury Obligations (g)(k)- 3.3%
43,724	U.S. Treasury Bills, 0.015%-0.041%, 7/5/13-8/8/13 (cost-$43,723,201)	43,723,201
Total Short-Term Investments (cost-$370,242,201)		370,242,201

Total Investments (cost-$1,268,524,371) (l)-100.0%		$ 1,319,286,563

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $207,303,478, representing 15.7% of total investments.

(b)	Illiquid.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $24,651,701, representing 1.9% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $48,500,791. The aggregate value is $47,948,867, representing 3.6% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)

At June 30, 2013, the cost basis of portfolio securities of $1,268,524,371 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $76,729,249; gross unrealized depreciation was $25,967,057; and net unrealized appreciation was $50,762,192.

(m)	Interest rate swap agreements outstanding at June 30, 2013:

OTC swap agreements:

	Notional		Rate Type			Upfront	Unrealized
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Appreciation (Depreciation)
Citigroup	$393,000	11/20/22	3-Month USD-LIBOR	2.65%	$(4,887,391)	$612,958	$(5,500,349)
Deutsche Bank	209,200	11/20/18	3-Month USD-LIBOR	2.05%	228,727	(369,926)	598,653
Deutsche Bank	630,700	11/20/22	3-Month USD-LIBOR	2.65%	(7,843,453)	722,302	(8,565,755)
JPMorgan Chase	2,088,000	9/5/18	3-Month USD-LIBOR	1.65%	(11,594,728)	1,909,963	(13,504,691)
					$(24,096,845)	$2,875,297	$(26,972,142)

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Deutsche Bank (CME)	$200,000	6/16/20	3-Month USD-LIBOR	4.00%	$25,287,964	$(11,327,487)
Goldman Sachs (CME)	500,000	6/20/17	3-Month USD-LIBOR	3.75%	51,035,968	(14,034,937)
Goldman Sachs (CME)	500,000	12/18/18	1.25%	3-Month USD-LIBOR	14,467,370	14,594,281
Goldman Sachs (CME)	200,000	12/18/23	2.00%	3-Month USD-LIBOR	15,978,018	12,554,386
Goldman Sachs (CME)	30,000	6/19/43	2.75%	3-Month USD-LIBOR	4,109,510	1,913,510
					$110,878,830	$3,699,753

(n)	Forward foreign currency contracts outstanding at June 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
67,491,000 Brazil Real settling 7/2/13	Bank of America	$30,754,766	$30,246,712	$(508,054)
14,854,550 Brazil Real settling 7/2/13	Barclays Bank	6,900,000	6,657,203	(242,797)
82,114,677 Brazil Real settling 7/2/13	Citigroup	37,062,050	36,800,447	(261,603)
15,036,000 Brazil Real settling 7/2/13	Credit Suisse First Boston	7,000,000	6,738,522	(261,478)
40,435,767 Brazil Real settling 7/2/13	Deutsche Bank	18,838,000	18,121,660	(716,340)
51,583,039 Brazil Real settling 7/2/13	HSBC Bank	24,014,821	23,117,413	(897,408)
12,979 Brazil Real settling 7/2/13	Morgan Stanley	5,857	5,816	(41)
12,979 Brazil Real settling 8/2/13	Morgan Stanley	6,038	5,776	(262)
28,247,195 Brazil Real settling 7/2/13	UBS	13,126,893	12,659,240	(467,653)
12,996,000 British Pound settling 7/2/13	Barclays Bank	19,993,046	19,766,260	(226,786)
53,657,000 British Pound settling 7/2/13	Deutsche Bank	80,725,025	81,609,591	884,566
955,000 Euro settling 7/2/13	Barclays Bank	1,234,561	1,243,075	8,514
31,548,000 Euro settling 7/2/13	Citigroup	41,249,010	41,064,437	(184,573)
Sold:
67,491,000 Brazil Real settling 7/2/13	Bank of America	31,382,405	30,246,712	1,135,693
14,854,550 Brazil Real settling 7/2/13	Barclays Bank	6,704,527	6,657,203	47,324
82,114,677 Brazil Real settling 7/2/13	Citigroup	38,221,317	36,800,447	1,420,870
15,036,000 Brazil Real settling 7/2/13	Credit Suisse First Boston	6,786,423	6,738,521	47,902
40,435,767 Brazil Real settling 7/2/13	Deutsche Bank	18,250,481	18,121,660	128,821
51,583,039 Brazil Real settling 7/2/13	HSBC Bank	23,586,455	23,117,413	469,042
12,979 Brazil Real settling 7/2/13	Morgan Stanley	6,074	5,816	258
28,247,195 Brazil Real settling 7/2/13	UBS	12,749,231	12,659,240	89,991
12,996,000 British Pound settling 8/2/13	Barclays Bank	19,988,888	19,762,102	226,786
66,653,000 British Pound settling 7/2/13	UBS	100,728,546	101,375,851	(647,305)
31,548,000 Euro settling 8/2/13	Citigroup	41,253,932	41,069,485	184,447
32,503,000 Euro settling 7/2/13	Morgan Stanley	41,984,190	42,307,512	(323,322)
				$(93,408)

(o)

At June 30, 2013, the Fund held $11,725,000 in cash as collateral and pledged cash collateral of $25,078,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Over-the-counter “OTC” interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at June 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/13

Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$—	$9,649,285	$11,009,627	$20,658,912
Diversified Financial Services	—	41,301,475	18,177,793	59,479,268
Electric Utilities	—	431,638	597,521	1,029,159
Real Estate	—	3,906,858	3,715,913	7,622,771
All Other	—	253,054,265	—	253,054,265
Mortgage-Backed Securities	—	271,128,595	338,304	271,466,899
Sovereign Debt Obligations	—	121,907,929	—	121,907,929
U.S. Government Agency Securities	—	87,070,006	2,160,474	89,230,480
Asset-Backed Securities	—	73,531,954	—	73,531,954
Preferred Stock	—	51,062,725	—	51,062,725
Short-Term Investments	—	370,242,201	—	370,242,201
	—	1,283,286,931	35,999,632	1,319,286,563
Other Financial Instruments* - Assets
Foreign Exchange Contracts	—	4,644,214	—	4,644,214
Interest Rate Contracts	—	29,660,830	—	29,660,830
	—	34,305,044	—	34,305,044
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(4,737,622)	—	(4,737,622)
Interest Rate Contracts	—	(52,933,219)	—	(52,933,219)
	—	(57,670,841)	—	(57,670,841)
Totals	$—	$1,259,921,134	$35,999,632	$1,295,920,766

At June 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/13

Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$20,766,204	$—	$(1,415,654)	$(29,673)	$(104,874)	$1,442,909	$—	$(9,649,285)	$11,009,627
Diversified Financial Services	18,558,995	—	—	183,276	—	(564,478)	—	—	18,177,793
Electric Utilities	1,062,894	—	—	(601)	—	(33,134)	—	(431,638)	597,521
Real Estate	3,960,124	—	—	968	—	(245,179)	—	—	3,715,913
Mortgage-Backed Securities	334,813	—	—	13,924	(34,906)†	24,473	—	—	338,304
U.S. Government Agency Securities	—	2,192,272	(8,794)	—	—	(23,004)	—	—	2,160,474
Totals	$44,683,030	$2,192,272	$(1,424,448)	$167,894	$(139,780)	$601,587	$—	$(10,080,923)	$35,999,632

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013:

	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities - Assets
Corporate Bonds & Notes	$22,491,227	Benchmark Pricing	Security Price Reset	$2.49-$100.99
	11,009,627	Third-Party Pricing Vendor	Single Broker Quote	$106.00-$115.00
Mortgage-Backed Securities	338,304	Third-Party Pricing Vendor	Single Broker Quote	$21.85
U.S. Government Agency Securities	2,160,474	Interest Only Weighted Average Life Model	Security Price Reset	$18.52

† Relates to paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2013 was $(781,974).

Glossary:

BRL - Brazilian Real

£ - British Pound

CIFG - insured by CDC IXIS Financial Guaranty Services, Inc.

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO High Income Fund

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 16, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 16, 2013

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 16, 2013